UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)     February 18, 2004

                      Frozen Food Express Industries, Inc.
            (Exact name of registrant as specified on its charter)


Texas                                  1-10006                  75-1301831
(State or other jurisdiction of    (Commission File           (IRS Employer
incorporation or organization)          Number)             Identification No.)


1145 Empire Central Place, Dallas, Texas                         75247-4309
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: 214-630-8090

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits


   Designation of
Exhibits in this Report              Description of Exhibit
-----------------------              ----------------------

        99.1 Press Release of Frozen Food Express Industries, Inc. dated February 18, 2004


Item 12.    Results of Operations and Financial Condition.
            ----------------------------------------------

      A copy of the news release issued by Frozen Food Express Industries, Inc. on Wednesday, February 18, 2004, announcing operating results for the three and twelve months ended December 31, 2003 is attached hereto as Exhibit 99.1.

      The information in this report shall not be deemed "filed" for pur-poses of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the exchange Act, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                     ------------------------------------
                                     (Registrant)


February 19, 2004                 By:
                                     ------------------------------------
                                     F. Dixon McElwee, Jr.
                                     Senior Vice President
                                     Principal Financial
                                     and Accounting Officer